Annual Report December 31, 1999
================================================================================


Oppenheimer
Global Securities Fund/VA
A Series of Oppenheimer Variable Account Funds




                                                  [Logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

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Oppenheimer Variable Account Funds--Oppenheimer Global Securities Fund/VA
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================================================================================
Objective
Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds, seeks long-term capital appreciation by investing a substantial portion of assets in common stocks of U.S. and foreign companies.

================================================================================
Narrative by William Wilby, Portfolio Manager
We are very pleased with the Fund's performance over the fiscal year that ended December 31, 1999. The Fund's average annual total return for the one-year period was 58.48%.(1)
         We attribute the Fund's excellent performance during the reporting period to our disciplined stock selection strategy. By identifying trends--such as technological change and restructuring--that are propelling global growth, we have been able to take advantage of strong, individual companies that have played important roles in enabling this growth.
         In addition, the global financial markets rebounded quickly and dramatically after 1998's declines. In large part, the markets' recovery was the result of actions taken by central banks worldwide as the crisis unfolded last year. The recovery was also enhanced by an increase in corporate earnings. Certain key sectors of the global markets, including the energy and semiconductor industries, began to recover after experiencing recession-like conditions for several years. Higher oil prices and robust demand for microchips helped fuel a rebound in those sectors, which positively influenced the entire marketplace.
         The Asian markets rebounded strongly in early 1999 as the fear of depression eased and economies stabilized. Within Asia, Japan's stock market has had a particularly good year, driven by the widespread belief that the Japanese economy has stabilized.
         The advance of European markets paused during the first several months of 1999 as the region adjusted to a new currency, the euro, which remains weak relative to the U.S. dollar. In the United States, stocks as a whole have performed very well, with the greatest returns coming from technology and economically sensitive businesses such as oil companies and other manufacturers of basic materials.
         Throughout the reporting period, we generally maintained our focus on companies based in Europe and the United States. It is important to note, however, that this strategy was not so much a reaction to broad economic or market trends as it was a result of our disciplined, bottom-up stock selection strategy. We choose investments one company at a time by evaluating their prospects in the context of long-term growth trends.
         The Fund's largest investment position, QUALCOMM, Inc., provided outstanding returns during the period. This U.S. telecommunications company recently set a new standard for software that runs cellular telephone communications. This new--and, in our opinion, superior--standard was adopted by many competing cellular telephone equipment manufacturers.(2)
         U.S. technology company National Semiconductor Corp. also provided very good returns over the past year as the entire semiconductors sector recovered from a period of relatively lackluster growth. Driven by greater demand for microprocessors, National Semiconductor was a prime beneficiary of this recovery. In addition, the company's stock price rallied when it sold an under-performing division in order to focus on its more profitable niche businesses.





1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. This performance was achieved in part during periods of rapidly rising markets, and there is no assurance that the Fund will continue to achieve those gains in the future.
2. The Fund's portfolio is subject to change.


2                    Oppenheimer Global Securities Fund/VA

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Oppenheimer Variable Account Funds--Oppenheimer Global Securities Fund/VA
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================================================================================
With regard to our outlook over the coming months, we currently see little reason for global stock markets to either rise or fall substantially from current levels. On one hand, most global economies are either stable or growing, and we see little likelihood of an economic collapse in any major markets. On the other hand, valuations of many growth companies remain quite high, which should help prevent markets from rising much further. As a result, we continue to believe that the greatest returns are likely to be achieved by focusing on individual companies rather than overall markets.
         Fortunately, we have had no trouble identifying growth companies that we believe will benefit from our long-term global growth themes: Mass Affluence, New Technologies, Restructuring and Aging. Adhering to these long-term investment themes and focusing on the companies that we believe will benefit are what makes Oppenheimer Global Securities Fund/VA an important part of The Right Way to Invest.
--------------------------------------------------------------------------------
Management's discussion of performance. During the Fund's fiscal year that ended December 31, 1999, Oppenheimer Global Securities Fund/VA provided very good performance. Returns were generally attractive over the past year as stocks worldwide recovered from last year's global credit and currency crisis. The Fund benefited from its stock selection strategy, including a number of investments in the technology, telecommunications and consumer durables market sectors. However, the Fund's performance was constrained by its asset allocation strategy, which focused more on U.S. and European markets than on the better performing markets in Japan and other Asian nations. Overall, the Fund's managers continued to adhere to their longstanding strategy of identifying out-of-favor growth companies most likely to benefit from four distinct long-term investment themes. The Fund's portfolio holdings, allocations and strategies are subject to change.


                     Oppenheimer Global Securities Fund/VA                     3

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Oppenheimer Variable Account Funds--Oppenheimer Global Securities Fund/VA
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--------------------------------------------------------------------------------
Comparing the Fund's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
         The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

[Chart]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
OVAF/Oppenheimer Global Securities Fund/VA and
Morgan Stanley Capital International World Index

               OVAF/Oppenheimer Global       Morgan Stanley Capital
               Securities Fund/VA            International World Index
11.12.90       10000                         10000
12.31.90       10040                         10046
12.31.91       10380                         11951
12.31.92        9642                         11394
12.31.93       16424                         14029
12.31.94       15483                         14812
12.31.95       15830                         17970
12.31.96       18648                         20485
12.31.97       22829                         23809
12.31.98       26050                         29713
12.31.99       41283                         37242

Average Annual Total Return of the Fund at 12/31/99
1-Year 58.48% 5-Year 21.67% Life 16.79%

[End Chart]

Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please call us at 1.800.981.2871.
The performance information in the graph for the MSCI World Index begins on 10/31/90. The inception date of the Fund was 11/12/90.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.


4                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Investments December 31, 1999
--------------------------------------------------------------------------------


                                                                           Market Value
                                                            Shares         Note 1
=======================================================================================
Common Stocks--89.1%
Basic Materials--1.1%
---------------------------------------------------------------------------------------
Chemicals--1.1%
---------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                        501,200    $ 18,920,300
---------------------------------------------------------------------------------------
Capital Goods--7.8%
---------------------------------------------------------------------------------------
Electrical Equipment--1.5%
Toshiba Corp.                                                 3,388,000      25,849,946
---------------------------------------------------------------------------------------
Industrial Services--3.8%
Manpower, Inc.                                                  437,800      16,472,225
---------------------------------------------------------------------------------------
Rentokil Initial plc                                          3,216,300      11,729,826
---------------------------------------------------------------------------------------
WPP Group plc                                                 2,459,500      38,978,317
                                                                           ------------
                                                                             67,180,368
---------------------------------------------------------------------------------------
Manufacturing--2.5%
Bombardier, Inc., Cl. B                                         787,500      16,133,058
---------------------------------------------------------------------------------------
Sidel SA                                                        123,700      12,760,393
---------------------------------------------------------------------------------------
Societe BIC SA                                                  319,437      14,524,525
                                                                           ------------
                                                                             43,417,976
---------------------------------------------------------------------------------------
Communication Services--6.8%
---------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.6%
MCI WorldCom, Inc.(1)                                           200,700      10,649,644
---------------------------------------------------------------------------------------
Telephone Utilities--2.7%
DDI Corp.(1)                                                        600       8,216,766
---------------------------------------------------------------------------------------
Hellenic Telecommunication Organization SA                      182,118       4,327,815
---------------------------------------------------------------------------------------
Portugal Telecom SA                                             719,000       7,880,019
---------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), Preference     791,770,000      21,257,041
---------------------------------------------------------------------------------------
Telstra Corp. Ltd.                                            1,245,400       6,774,926
                                                                           ------------
                                                                             48,456,567
---------------------------------------------------------------------------------------
Telecommunications: Wireless--3.5%
NTT Mobile Communications Network, Inc.                             636      24,449,574
---------------------------------------------------------------------------------------
Telecel-Comunicacoes Pessoais, S.A.                             501,400       8,734,778
---------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                     2,294,400      25,607,736
---------------------------------------------------------------------------------------
Telesp Celular Participacoes SA, ADR                             79,100       3,351,862
                                                                           ------------
                                                                             62,143,950
---------------------------------------------------------------------------------------
Consumer Cyclicals--9.9%
---------------------------------------------------------------------------------------
Autos & Housing--5.9%
Autoliv, Inc., SDR                                              301,600       8,824,205
---------------------------------------------------------------------------------------
General Motors Corp.                                            205,300      14,922,744
---------------------------------------------------------------------------------------
Hanson plc                                                    1,608,400      13,485,550
---------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                        1,816,959       5,887,536
---------------------------------------------------------------------------------------
Porsche AG, Preference                                           16,600      43,770,336
---------------------------------------------------------------------------------------
Volkswagen AG                                                   295,500      16,585,502
                                                                           ------------
                                                                            103,475,873

                      Oppenheimer Global Securities Fund/VA                    5

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Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                           Market Value
                                                              Shares       Note 1
---------------------------------------------------------------------------------------
Leisure & Entertainment--1.2%
Hasbro, Inc.                                                    478,200    $  9,115,687
---------------------------------------------------------------------------------------
International Game Technology                                   558,400      11,342,500
                                                                           ------------
                                                                             20,458,187
---------------------------------------------------------------------------------------
Media--1.1%
Reed International plc                                        1,599,200      11,974,566
---------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                   364,000       7,889,763
                                                                           ------------
                                                                             19,864,329
---------------------------------------------------------------------------------------
Retail: Specialty--1.7%
Circuit City Stores-Circuit City Group                          274,000      12,347,125
---------------------------------------------------------------------------------------
Dixons Group plc                                                739,194      17,781,172
                                                                           ------------
                                                                             30,128,297
---------------------------------------------------------------------------------------
Consumer Staples--10.5%
---------------------------------------------------------------------------------------
Beverages--0.7%
Cadbury Schweppes plc                                         2,036,400      12,303,876
---------------------------------------------------------------------------------------
Broadcasting--7.4%
Canal Plus                                                      282,404      41,068,533
---------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)                             424,300      28,958,475
---------------------------------------------------------------------------------------
ProSieben Media AG, Preference                                  235,948      13,416,377
---------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                    1,569,000      10,697,498
---------------------------------------------------------------------------------------
Television Francaise 1                                           56,075      29,345,609
---------------------------------------------------------------------------------------
Telewest Communications plc(1)                                1,291,058       6,888,043
                                                                           ------------
                                                                            130,374,535
---------------------------------------------------------------------------------------
Entertainment--0.9%
Disney (Walt) Co.                                               219,700       6,426,225
---------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                54,000       8,969,187
                                                                           ------------
                                                                             15,395,412
---------------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Dairy Farm International Holdings Ltd.                        8,172,194       7,354,975
---------------------------------------------------------------------------------------
Household Goods--1.1%
Wella AG, Preference                                            910,700      19,980,315
---------------------------------------------------------------------------------------
Energy--0.4%
---------------------------------------------------------------------------------------
Oil: International--0.4%
BP Amoco plc, ADR                                               107,288       6,363,519
---------------------------------------------------------------------------------------
Financial--9.1%
---------------------------------------------------------------------------------------
Banks--1.5%
Australia & New Zealand Banking Group Ltd.                    1,958,600      14,259,033
---------------------------------------------------------------------------------------
Royal Bank of Scotland Group (The) plc                          340,000       6,009,018
---------------------------------------------------------------------------------------
UniCredito Italiano SpA                                       1,303,100       6,399,824
                                                                           ------------
                                                                             26,667,875

6                     Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Market Value
                                                              Shares       Note 1
---------------------------------------------------------------------------------------
Diversified Financial--5.1%
American Express Co.                                             99,000    $ 16,458,750
---------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                           139,700       3,833,019
---------------------------------------------------------------------------------------
Citigroup, Inc.                                                 295,700      16,429,831
---------------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                          390,000       6,790,570
---------------------------------------------------------------------------------------
Fannie Mae                                                      190,000      11,863,125
---------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                          222,900       1,463,821
---------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR(1)                                  1,008,700      14,615,825
---------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                  226,000      19,139,375
                                                                           ------------
                                                                             90,594,316
---------------------------------------------------------------------------------------
Insurance--2.5%
---------------------------------------------------------------------------------------
AEGON NV                                                        143,400      13,840,069
---------------------------------------------------------------------------------------
Allied Zurich plc                                             1,048,600      12,357,835
---------------------------------------------------------------------------------------
American International Group, Inc.                               56,937       6,156,313
---------------------------------------------------------------------------------------
AXA SA                                                           87,300      12,159,643
                                                                           ------------
                                                                             44,513,860
---------------------------------------------------------------------------------------
Healthcare--12.3%
---------------------------------------------------------------------------------------
Healthcare/Drugs--10.0%
ALZA Corp., Cl. A(1)                                            419,900      14,539,037
---------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                  294,200      17,670,387
---------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                  704,000      13,531,840
---------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                          614,800      18,136,600
---------------------------------------------------------------------------------------
Fresenius AG, Preference                                        142,419      26,086,140
---------------------------------------------------------------------------------------
Genset, Sponsored ADR(1)                                        938,600      17,892,062
---------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                             177,400       7,983,000
---------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                        172,700       9,347,387
---------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                               154,800       8,649,450
---------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)                             207,800      25,351,600
---------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                    810,300      10,574,415
---------------------------------------------------------------------------------------
Taisho Pharmaceutical Co.                                       210,000       6,162,575
                                                                           ------------
                                                                            175,924,493
---------------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.3%
Affymetrix, Inc.(1)                                             135,300      22,958,719
---------------------------------------------------------------------------------------
Bard (C.R.), Inc.                                               178,400       9,455,200
---------------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)                                458,900       8,575,694
                                                                           ------------
                                                                             40,989,613
---------------------------------------------------------------------------------------
Technology--30.7%
---------------------------------------------------------------------------------------
Computer Hardware--2.9%
International Business Machines Corp.                           145,800      15,746,400
---------------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                       447,200      34,630,050
                                                                           ------------
                                                                             50,376,450

                      Oppenheimer Global Securities Fund/VA                    7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                          Market Value
                                                                                       Shares             Note 1
------------------------------------------------------------------------------------------------------------------------
Computer Services--4.0%
Cap Gemini SA                                                                                 115,600     $   29,317,631
------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                  514,000         40,969,324
                                                                                                          --------------
                                                                                                              70,286,955
------------------------------------------------------------------------------------------------------------------------
Computer Software--5.8%
Cadence Design Systems, Inc.(1)                                                             1,572,600         37,742,400
------------------------------------------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                                                       289,800         13,403,250
------------------------------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                                               339,000         37,989,187
------------------------------------------------------------------------------------------------------------------------
Sybase, Inc.(1)                                                                               345,900          5,880,300
------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                                             110,700          7,389,225
                                                                                                          --------------
                                                                                                             102,404,362
------------------------------------------------------------------------------------------------------------------------
Communications Equipment--11.1%
Alcatel                                                                                       133,100         30,541,010
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                                                        161,350         17,284,619
------------------------------------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                                                       596,400         39,176,025
------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                                                        95,900         18,221,000
------------------------------------------------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                                                             385,100         67,825,737
------------------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                                      402,100         22,366,813
                                                                                                          --------------
                                                                                                             195,415,204
------------------------------------------------------------------------------------------------------------------------
Electronics--6.9%
Hoya Corp.                                                                                     83,000          6,535,753
------------------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV                                                    216,600         29,428,134
------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                             1,167,400         49,979,313
------------------------------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                                                   229,800         34,800,338
                                                                                                          --------------
                                                                                                             120,743,538
------------------------------------------------------------------------------------------------------------------------
Transportation--0.5%
------------------------------------------------------------------------------------------------------------------------
Shipping--0.5%
Peninsular & Oriental Steam Navigation Co.                                                    575,100          9,597,341
------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,026,351,138)                                                                  1,569,832,076

                                                                                       Principal
                                                                                       Amount
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--8.3%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $145,933,435 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $57,264,247 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $91,638,429 (Cost $145,900,000)            $  145,900,000        145,900,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,172,251,138)                                                97.4%     1,715,732,076
------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                   2.6         46,634,376
                                                                                       --------------     --------------
Net Assets                                                                                      100.0%    $1,762,366,452
                                                                                       ==============     ==============

8                     Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                               Market Value           Percent
---------------------------------------------------------------------------------------
United States                                            $  736,854,433            42.8%
---------------------------------------------------------------------------------------
France                                                      222,409,744            13.0
---------------------------------------------------------------------------------------
Great Britain                                               156,118,512             9.1
---------------------------------------------------------------------------------------
Germany                                                     119,838,669             7.0
---------------------------------------------------------------------------------------
Japan                                                       100,506,211             5.9
---------------------------------------------------------------------------------------
The Netherlands                                              84,237,526             4.9
---------------------------------------------------------------------------------------
Sweden                                                       48,000,230             2.8
---------------------------------------------------------------------------------------
Italy                                                        32,007,560             1.9
---------------------------------------------------------------------------------------
Mexico                                                       28,958,475             1.7
---------------------------------------------------------------------------------------
Brazil                                                       24,608,904             1.4
---------------------------------------------------------------------------------------
Australia                                                    21,033,959             1.2
---------------------------------------------------------------------------------------
Finland                                                      18,221,000             1.1
---------------------------------------------------------------------------------------
Ireland                                                      18,136,600             1.1
---------------------------------------------------------------------------------------
Portugal                                                     16,614,798             1.0
---------------------------------------------------------------------------------------
Canada                                                       16,133,058             0.9
---------------------------------------------------------------------------------------
Singapore                                                    15,244,737             0.9
---------------------------------------------------------------------------------------
Belgium                                                      13,403,250             0.8
---------------------------------------------------------------------------------------
India                                                        11,917,146             0.7
---------------------------------------------------------------------------------------
Hong Kong                                                    10,697,498             0.6
---------------------------------------------------------------------------------------
Croatia                                                      10,574,415             0.6
---------------------------------------------------------------------------------------
Argentina                                                     5,887,536             0.3
---------------------------------------------------------------------------------------
Greece                                                        4,327,815             0.3
                                                         --------------           -----
Total                                                    $1,715,732,076           100.0%
                                                         ==============           =====


1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,574,415 or 0.60% of the Fund's net assets as of December 31, 1999.

See accompanying Notes to Financial Statements.

                        Oppenheimer Global Securities Fund/VA                  9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities December 31, 1999
--------------------------------------------------------------------------------


================================================================================================
Assets
Investments, at value (cost $1,172,251,138)--see accompanying statement           $1,715,732,076
------------------------------------------------------------------------------------------------
Cash                                                                                   1,077,591
------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts                             7,046
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      53,869,505
Shares of beneficial interest sold                                                     1,265,029
Interest, dividends                                                                    1,158,012
Other                                                                                     11,481
                                                                                  --------------
Total assets                                                                       1,773,120,740

================================================================================================
Liabilities
Unrealized depreciation on foreign currency exchange contracts                             7,821
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                  9,066,120
Shares of beneficial interest redeemed                                                 1,537,479
Trustees' compensation                                                                     1,967
Transfer and shareholder servicing agent fees                                                184
Other                                                                                    140,717
                                                                                  --------------
Total liabilities                                                                     10,754,288
================================================================================================
Net Assets                                                                        $1,762,366,452
                                                                                  ==============

================================================================================================
Composition of Net Assets
Paid-in capital                                                                   $  924,735,645
------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                   (567,744)
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions       294,753,467
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             543,445,084
                                                                                  --------------
Net assets--applicable to 52,745,360 shares of beneficial interest outstanding    $1,762,366,452
                                                                                  ==============
================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                  $33.41

See accompanying Notes to Financial Statements.

10                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $712,662)                          $ 13,352,150
----------------------------------------------------------------------------------------------
Interest                                                                             2,466,093
                                                                                  ------------
Total income                                                                        15,818,243
==============================================================================================
Expenses
Management fees                                                                      8,336,850
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            270,778
----------------------------------------------------------------------------------------------
Trustees' compensation                                                                  11,193
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            2,104
----------------------------------------------------------------------------------------------
Other                                                                                   43,962
                                                                                  ------------
Total expenses                                                                       8,664,887
Less expenses paid indirectly                                                           (6,321)
                                                                                  ------------
Net expenses                                                                         8,658,566
==============================================================================================
Net Investment Income                                                                7,159,677
==============================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                        320,164,650
Foreign currency transactions                                                      (29,286,569)
                                                                                  ------------
Net realized gain                                                                  290,878,081
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                        363,894,982
Translation of assets and liabilities denominated in foreign currencies            (23,520,911)
                                                                                  ------------
Net change                                                                         340,374,071
                                                                                  ------------
Net realized and unrealized gain                                                   631,252,152
==============================================================================================
Net Increase in Net Assets Resulting from Operations                              $638,411,829
                                                                                  ============

See accompanying Notes to Financial Statements.

                      Oppenheimer Global Securities Fund/VA                   11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                                              1999               1998
===============================================================================================================
Operations
Net investment income                                                         $    7,159,677     $   12,887,134
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                290,878,081         36,962,992
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            340,374,071         86,460,026
                                                                              --------------     --------------
Net increase in net assets resulting from operations                             638,411,829        136,310,152

===============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                              (7,159,677)       (21,307,082)
---------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                                      (6,137,505)                --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                             (37,262,160)       (80,203,951)
===============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions        39,484,831        141,119,795
===============================================================================================================
Net Assets
Total increase                                                                   627,337,318        175,918,914
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                            1,135,029,134        959,110,220
                                                                              --------------     --------------
End of period [including undistributed (overdistributed) net investment
income of $(567,744) and $11,592,206, respectively]                           $1,762,366,452     $1,135,029,134
                                                                              ==============     ==============

See accompanying Notes to Financial Statements.

12                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                           Year Ended December 31,
                                                           1999       1998          1997          1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $22.07     $21.37        $17.67        $15.00       $15.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         .14        .24           .25           .15          .12
Net realized and unrealized gain                            12.21       2.64          3.68          2.52          .19
---------------------------------------------------------------------------------------------------------------------
Total income from investment operations                     12.35       2.88          3.93          2.67          .31
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.14)      (.46)         (.23)           --           --
Dividends in excess of net investment income                 (.13)        --            --            --           --
Distributions from net realized gain                         (.74)     (1.72)           --            --         (.40)
---------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (1.01)     (2.18)         (.23)           --         (.40)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $33.41     $22.07        $21.37        $17.67       $15.00
                                                           ======     ======        ======        ======       ======
=====================================================================================================================
Total Return, at Net Asset Value(1)                         58.48%     14.11%        22.42%        17.80%        2.24%
=====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                    $1,762     $1,135          $959          $582         $361
---------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $1,251     $1,055          $802          $467         $332
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                        0.57%      1.22%         1.51%         1.09%        0.86%
Expenses                                                     0.69%      0.74%(3)      0.76%(3)      0.81%(3)     0.89%(3)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                     64%        81%           67%           90%         131%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $772,038,559 and $956,384,357, respectively.

See accompanying Notes to Financial Statements.

                      Oppenheimer Global Securities Fund/VA                   13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


14                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $6,653, a decrease in undistributed net investment income of $6,022,445, and an increase in accumulated net realized gain on investments of $6,029,098.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            Year Ended December 31, 1999        Year Ended December 31, 1998
                                            -----------------------------       -----------------------------
                                            Shares          Amount              Shares          Amount
-------------------------------------------------------------------------------------------------------------
Sold                                         14,212,563     $ 365,308,523        11,735,029     $ 248,354,528
Dividends and distributions reinvested        2,349,412        50,559,342         4,877,993       101,511,033
Redeemed                                    (15,245,808)     (376,383,034)      (10,067,775)     (208,745,766)
                                            -----------     -------------       -----------     -------------
Net increase                                  1,316,167     $  39,484,831         6,545,247     $ 141,119,795
                                            ===========     =============       ===========     =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $543,480,938 was composed of gross appreciation of $590,197,031, and gross depreciation of $46,716,093.


                      Oppenheimer Global Securities Fund/VA                   15

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 1999 was 0.67% of average annual net assets.

================================================================================
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                  Expiration    Contract          Valuation as of      Unrealized      Unrealized
Contract Description              Dates         Amounts (000s)    December 31, 1999    Appreciation    Depreciation
-------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
British Pound Sterling (GBP)      1/3/00            164 GBP       $  264,200           $  554                $   --
British Pound Sterling (GBP)      1/3/00            285 GBP          461,002               --                   860
Euro (EUR)                        1/3/00            209 EUR          210,398              538                    --
Japanese Yen (JPY)                1/3/00        163,044 JPY        1,596,537            3,186                    --
Japanese Yen (JPY)                1/3/00          9,642 JPY           94,379               --                   202
                                                                                       ------                ------
                                                                                        4,278                 1,062
                                                                                       ------                ------
Contracts to Sell
-----------------
British Pound Sterling (GBP)      1/3/00          2,135 GBP        3,449,810            2,768                    --
Euro (EUR)                        1/3/00          2,933 EUR        2,959,230               --                 6,759
                                                                                       ------                ------
                                                                                        2,768                 6,759
                                                                                       ------                ------
Total Unrealized Appreciation and Depreciation                                         $7,046                $7,821
                                                                                       ======                ======

16                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Global Securities Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Securities Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
January 24, 2000


                     Oppenheimer Global Securities Fund/VA                    17

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
         Distributions of $1.0095 per share were paid to shareholders on March 22, 1999, of which $0.4700 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
         Dividends paid by the Fund during the fiscal year ended December 31, 1999 which are not designated as capital gain distributions should be multiplied by 1.98% to arrive at the net amount eligible for the corporate dividend-received deduction.
         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


18                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA
--------------------------------------------------------------------------------
A Series of Oppenheimer Variable Account Funds


=======================================================================================
Officers and Trustees                 James C. Swain, Trustee and Chairman of the Board
                                      Bridget A. Macaskill, President
                                      William H. Armstrong, Trustee
                                      Robert G. Avis, Trustee
                                      William A. Baker, Trustee
                                      Edward L. Cameron, Trustee
                                      Jon S. Fossel, Trustee
                                      Sam Freedman, Trustee
                                      Raymond J. Kalinowski, Trustee
                                      C. Howard Kast, Trustee
                                      Robert M. Kirchner, Trustee
                                      Ned M. Steel, Trustee
                                      William L. Wilby, Vice President
                                      Andrew J. Donohue, Vice President and Secretary
                                      Brian W. Wixted, Treasurer
                                      Robert G. Zack, Assistant Secretary
                                      Robert J. Bishop, Assistant Treasurer
                                      Scott T. Farrar, Assistant Treasurer

=======================================================================================
Investment Advisor                    OppenheimerFunds, Inc.

=======================================================================================
Transfer Agent                        OppenheimerFunds Services

=======================================================================================
Custodian of Portfolio Securities     The Bank of New York

=======================================================================================
Independent Auditors                  Deloitte & Touche LLP

=======================================================================================
Legal Counsel                         Myer, Swanson, Adams & Wolf, P.C.

                                      This is a copy of a report to shareholders of
                                      Oppenheimer Global Securities Fund/VA. This report
                                      must be preceded or accompanied by a Prospectus of
                                      Oppenheimer Global Securities Fund/VA. For
                                      material information concerning the Fund, see the
                                      Prospectus.

                                      Shares of Oppenheimer funds are not deposits or
                                      obligations of any bank, are not guaranteed by any
                                      bank, are not insured by the FDIC or any other
                                      agency, and involve investment risks, including
                                      the possible loss of the principal amount
                                      invested.


                      Oppenheimer Global Securities Fund/VA                   19